                                                                   EXHIBIT 10.11

                                 LEASE BETWEEN

                               HFS INCORPORATED
                                   LANDLORD

                                      AND

                               NRT INCORPORATED
                                    TENANT

                                      AT
                               27271 LAS RAMBLAS
                            MISSION VIEJO, CA 92691


                             ---------------------


                               TABLE OF CONTENTS
                               -----------------
         1.  Parties..........................................   1
         2.  Premises.........................................   1
         3.  Term.............................................   1
         4.  Possession.......................................   1
         5.  Rent.............................................   1
         6.  Security Deposit.................................   2
         7.  Use..............................................   2
         8.  Condition Of Premises............................   2
         9.  Observance Of Law................................   3
        10.  Hazardous Materials..............................   3
        11.  Rights Reserved By Landlord......................   3
        12.  Trade Fixtures...................................   4
        13.  Improvements And Alterations.....................   4
        14.  Tenant To Keep Premises Free Of Liens............   5
        15.  Maintenance And Repairs..........................   5
        16.  Insurance........................................   5
        17.  Waiver Of Subrogation............................   6
        18.  Exemption Of Landlord From Liability.............   7
        19.  Destruction......................................   7
        20.  Condemnation.....................................   7
        21.  Abatement Of Rent; Tenant's Remedies.............   8
        22.  Subordination....................................   8
        23.  Estoppel Certificate.............................   8
        24.  Utilities........................................   9
        25.  Real Property Taxes And Personal Property Taxes..   9
        26.  Assignment And Subletting........................   9
        27.  Signage..........................................   9
        28.  Tenant Defaults And Remedies.....................   9
        29.  Default By Landlord..............................  12
        30.  Termination......................................  12
        31.  Notices..........................................  12
        32.  Holding Over.....................................  13
        33.  Attorney's Fees..................................  13
        34.  Consents.........................................  13
        35.  Force Majeure....................................  13
        36.  Waiver...........................................  14
        37.  Exculpation......................................  14
        38.  Severability.....................................  14
        39.  Surrender Of The Premises........................  14
        40.  Brokers And Commissions..........................  14
        41.  Miscellaneous....................................  15
        42.  Examination......................................  15
        43.  Addendum To Lease................................  15

                                     LEASE

      1. Parties. This Lease, dated, August __, 1997 is made by and between HFS
         --------
INCORPORATED, a Delaware corporation, ("Landlord") and NRT INCORPORATED, a Delaware Corporation, ("Tenant").

      2. Premises. Landlord hereby leases to Tenant and Tenant leases from
         ---------
Landlord for the term, at the rental, and upon all of the conditions set forth herein, certain portions of that certain real property commonly known as 27271 Las Ramblas, Mission Viejo, CA 92691.

      3. Term. The term of this Lease ("Term") shall be for five (5) years
         -----
commencing on September __, 1997 the ("Commencement Date") and ending on August 31, 2002. In addition, Tenant is hereby granted one option to extend the term of this Lease, for five (5) years upon 30 days written notice to Landlord ("Option Exercise Notice") prior to the end of the current term. The Parties acknowledge and agree that the amount of space needed by Tenant has not yet been finally determined. Consequently, the Parties agree to negotiate in good faith in determining the premises actually leased as needed by Tenant.

      4. Possession. Tenant may assume possession of the Premises on the
         -----------
Commencement Date. Landlord agrees to perform all buildout functions for Tenant at Landlord's actual costs. Tenant agrees to pay Landlord all buildout costs upon completion of said buildout.

      5. Rent. Landlord and Tenant agree that the Rent is on a Full Service
         -----
Gross basis meaning Tenant shall pay only the monthly rent and Landlord shall be responsible for all other charges associated with the property, including, but not limited to, those listed in Exhibit A attached hereto and made a part hereof. As rental for the Premises during the initial term and option period, Tenant covenants and agrees to pay to Landlord the greater of the following amounts:

      a. $1.67 per square foot of rental space per month; or

      b. Landlord's total annual actual costs of operating the Premises.

      Tenant will pay Landlord the monthly rent of $1.67 per square foot on or before the tenth day of each month based on the actual square feet rented by the Tenant on the first of the month. At the end of each calendar year, Landlord will calculate (True Up) the total, annual, actual costs for operation of the Premises. In the event that Landlord's actual costs exceed the total annual rent or were less than the total annual rent, Tenant will pay Landlord or Landlord will pay Tenant, as the case may be, on or before February 1 of the following calendar year, the difference between Landlord's actual costs for the leased Premises and the total amount of Rent paid during the calendar year.

                                                                 GROSS LEASE
                                                                    (CALIFORNIA)

      If Tenant fails to pay when due any Rent or other amounts or charges which Tenant is obligated to Pay under the terms of this Lease, the unpaid amounts shall bear interest at the maximum rate then allowed by law. Tenant acknowledges that the late payment of any monthly installment of Rent will cause Landlord to lose the use of that money and incur costs and expenses not contemplated under this Lease, including without limitation, administrative and collection costs and processing and accounting expenses, the exact amount of which is extremely difficult to ascertain. Therefore, in addition to interest, if any such installment is not received by Landlord within five (5) days from the date it is due, Tenant shall pay Landlord a late charge equal to ten percent (10%) of such installment. Landlord and Tenant agree that this late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Landlord for the loss suffered from such nonpayment by Tenant. Acceptance of any interest or late charge shall not constitute a waiver of Tenant's default with respect to such nonpayment by Tenant nor prevent Landlord from exercising any other rights or remedies available to Landlord under this Lease. Any payment of any kind returned for insufficient funds will be subject to an additional handling charge of $25.00.

      6. SECURITY DEPOSIT. None.
         ----------------

      7. Use. Tenant, along with its successors or assigns, shall be limited in
         ----
the use of the Premises to that of general business purposes. Tenant shall not conduct any activity or perform any act prohibited by the laws of the United States of America or the state of California or the ordinances of the city or county in which the Premises is situated and shall not commit waste nor suffer waste to be committed, nor permit any nuisance on or in the Premises. The statement regarding the nature of the business to be conducted by Tenant in the demised Premises shall not be deemed or construed to constitute a representation or guarantee by Landlord that such business may be conducted in the demised Premises. Tenant shall obtain any and all permits, licenses or special hearings needed, necessary and required in conjunction with the operation of said business. Tenant shall not utilize any unethical method of business operation, nor shall any space in the Premises be used for living quarters, whether temporary or permanent. Tenant shall not do anything, or permit anything to be done, in or about the Premises, or bring or keep anything therein, that will in any way increase the possibility of fire or other casualty or do anything in conflict with the valid, pertinent laws, rules or regulations of any governmental authority. Tenant shall not use or keep in the Premises any hazardous, inflammable or explosive fluid or substance or any illuminating material, unless it is battery powered, UL approved. Landlord shall at all times maintain an adequate number of suitable fire extinguishers on the Premises for use in case of local fires, including electrical or chemical fires.

         8. CONDITION OF PREMISES. Tenant's taking possession of the Premises
            ----------------------
shall be conclusive evidence that the Premises was in good order and satisfactory condition when Tenant took possession. No promises of Landlord to alter, remodel, repair or improve the Premises or the Building of which the Premises may be a part have been made


                                                                     GROSS LEASE
                                                                    (CALIFORNIA)
by Landlord to Tenant, other than as may be contained herein or in a separate Work Letter Agreement signed by Landlord and Tenant.

      9. OBSERVANCE OF LAW. Tenant shall not use the Premises or permit anything
         ------------------
to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental or environmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental or environmental rules, regulations or requirements now in force or which may hereafter be in force, and with the requirement of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the condition, use or occupancy of the Premises. The judgment of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord is a party thereto or not, that Tenant has violated any law, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between Landlord and Tenant.

      10. HAZARDOUS MATERIALS. Tenant, including its agents, employees,
          --------- ----------
contractors and invitees, shall not cause nor permit the presence, release, storage, use or handling of any toxic substances or hazardous materials in, about or under the Premises, nor the Building nor the real property of which the Premises may be a part. If Tenant breaches the obligations stated in the preceding sentence, or if the presence of any such toxic substances or hazardous materials on or about the Premises caused or permitted by Tenant results in contamination of the Premises, the real property of which the Premises may be a part, or any adjacent property, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the Premises and/or adjacent property, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises and/or adjacent property, damages arising from any adverse impact on marketing of the Premises and/or adjacent property, costs incurred in connection with any cleanup, remedial, removal or restoration work, and sums paid in settlement of claims, attorney's fees, consultant fees and expert fees) which arise during or after the Term hereof, as a result of such contamination. Nothing contained herein shall be deemed or construed to limit the liability of Tenant to Landlord hereunder for the breach of any covenant of Tenant under this Section. The provisions of this Section shall survive the expiration or earlier termination of this Lease and Tenant's surrender of the Premises to Landlord.

      11. RIGHTS RESERVED BY LANDLORD. Landlord reserves the following rights:
          ---------------------------

          a) After thirty (30) days notice to Tenant, to change the name, number or designation of the Building of which the Premises may be a part during the term of this Lease or any extensions hereof without liability to Tenant;

                                                                     GROSS LEASE
                                                                    (CALIFORNIA)

           b) To constantly have pass keys to the Premises and all doors within the Premises, excluding Tenant's vaults and safes. Said keys shall only be for use in the event of emergency;

           c) To exhibit the Premises to prospective tenants during the last one hundred and eighty (180) days of the term, and to exhibit the Premises at any time during the term to any prospective purchaser, mortgagee, or assignee of any mortgagee on the property on which the Premises may be situated and to others having a legitimate interest;

           d) Tenant shall permit Landlord at any time to enter the Premises to examine and inspect the same or make such repairs, additions or alterations as the Landlord may deem necessary or proper for the safety, improvement, or preservation thereof. Landlord shall at all times have the right at its reasonable election to make such alterations or changes in other portions of the Building of which the Premises may be a part as it may from time to time deem necessary or desirable. Landlord shall not be liable to Tenant for any damage or inconvenience thereby suffered by Tenant.

      12. TRADE FIXTURES. Tenant may install telephone systems, computers and
          ---------------
trade fixtures at its own expense during the term of this Lease. At the termination of this Lease, Tenant may either leave the trade fixtures or remove some or all of them, at the option of Landlord. If Tenant removes trade fixtures any damage caused by such removal shall be repaired by Tenant at Tenant's sole expense. In the event Tenant fails to remove such office equipment and trade fixtures at the termination of this Lease after being requested by Landlord so to do, the same shall be deemed abandoned by Tenant, and shall immediately become the property of Landlord. Landlord shall have the right, without notice to Tenant, to sell or otherwise dispose of same, at the expense of Tenant, and Landlord shall not be accountable to Tenant for any part of the proceeds of such sale.

      13. IMPROVEMENTS AND ALTERATIONS. Tenant shall not make or allow any
          -----------------------------
alterations, additions or improvements to the Premises without first obtaining the written consent of Landlord. Any alterations, additions, or improvements made to the Premises at the expense of Tenant, including but not limited to, wall covering, carpeting or other floor covering, paneling and built-in cabinets shall be deemed a part of the real estate and the property of Landlord and shall be surrendered with the Premises unless Landlord, by notice given to Tenant no later than thirty (30) days prior to the end of the Term, shall elect to have Tenant remove such alterations, additions, or improvements. Tenant shall thereupon accomplish such removal at its sole cost and repair any damage to the Premises or the Building of which the Premises may be a part caused by such removal. In the event that Landlord consents in writing to any alterations, additions, or improvements to the Premises by Tenant, they shall be made at the sole cost of Tenant by licensed contractors or workmen approved by Landlord. Tenant shall secure all appropriate governmental approvals and permits and shall complete such alterations with due diligence. Any consent or approval given by Landlord hereunder shall not give rise to rights to third parties to file mechanic's or materialman's liens, nor waive Landlord's prohibition against such liens, nor

                                                                     GROSS LEASE
                                                                    (CALIFORNIA)
in any manner abrogate that Section of this Lease requiring Tenant to keep Premises free of liens.

      14. TENANT TO KEEP PREMISES FREE OF LIENS. Tenant shall keep the Premises
          --------------------------------------
and the property on which the Building and the Premises is situated free from any liens arising out of any work performed, materials furnished, or obligations incurred by Tenant. Tenant shall indemnify, hold harmless, and defend Landlord from any liens and encumbrances arising out of any work performed or materials furnished by or at the direction of Tenant. Such indemnity shall include, without limitation, all attorneys' fees and costs incurred by Landlord due to the filing of any such mechanic's and/or materialman's lien or notice thereof. In the event that Tenant, within twenty (20) days following the imposition of any such lien, shall not cause such lien to be released of record by payment or posting of a proper bond, in addition to all other remedies proved herein and by law, Landlord shall have the right (but not the obligation) to cause the same, to be released by such means as it shall deem proper, including bonding or payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith, including attorneys' fees and costs, shall be payable to Landlord by Tenant on demand with the highest legal interest rate. Landlord shall have the right at all times to give notice or to post and keep posted on the Premises any notice permitted or required by law which Landlord shall deem proper for the protection of Landlord and the Premises or any other party having an interest therein from mechanic's and materialman's liens. Tenant shall give written notice to Landlord at least ten (10) business days prior to the commencement of any work relating to alterations or additions to the Premises and shall post the Premises giving all such persons notice of Landlord's non-liability for work performed or materials supplied. Failure to provide Landlord such notice or post the Premises shall be deemed a material breach of this Lease.

      15. MAINTENANCE AND REPAIRS.
          -----------------------

      Tenant shall keep in good order, condition and repair the non-structural portions of the interior of the Premises and every part thereof (whether or not the need for such repairs occurs as a result of Tenant's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment within the Premises, fixtures, walls, ceilings, floors, windows, doors, plate glass and skylights located within the Premises.

      16. INSURANCE.
          ----------

      Tenant, during the term and any other period of occupancy, will at its expense maintain insurance reasonably satisfactory to Landlord, but in no event less than:

      a) Commercial general liability insurance with combined single limits not less than $1,000,000 per occurrence for personal injury or death and property damage occurring in or about or related to the use of the Premises;

                                                                     GROSS LEASE
                                                                    (CALIFORNIA)

      b) "All Risk" Insurance for the full replacement cost of all Tenant's property in the Premises and all fixtures. Unless this Lease is terminated upon damage or destruction, the proceeds of such insurance will be used to restore the foregoing;

      c) Worker's Compensation (as required by state law), and Employer's Liability Insurance in the amount of not less than $5,000,000;

      All policies required hereunder will be issued by carriers rated A:VII or better by Best's Key Rating guide and licensed to do business in the State of California. The policies shall name Landlord and any other person or entity that Landlord may designate from time to time as additional insureds, with primary coverage non-contributing to any insurance such entities may carry, and shall provide that coverage cannot be canceled or materially changed except upon thirty (30) days prior written notice to Landlord. At least thirty (30) days prior to expiration of such policies, and promptly upon any other request by Landlord, Tenant shall furnish Landlord with copies of Policies, or Certificates of Insurance, evidencing maintenance and renewal of the required coverage. In the event Tenant does not maintain said insurance, Landlord may, in its sole discretion and without waiving any other remedies hereunder, procure said insurance and Tenant shall pay to Landlord as rent the cost of said insurance plus a twenty percent (20%) administrative fee.

      During the term of this Lease, including all extensions thereof, Landlord shall, at Landlord's expense, insure the Building of which the Premises may be a part (excluding any property which Tenant is obligated to insure) against damage with "All Risk" Insurance and public liability insurance, all in such amounts and with such deductions as Landlord considers appropriate. Landlord may, but shall not be obligated to, obtain and carry any other form or forms of insurance as it or its mortgagees may determine advisable. Tenant has no right to receive any proceeds from any insurance policies carried by Landlord. Notwithstanding anything in the foregoing to the contrary, however, Landlord may self-insure.

      If any of Landlord's insurance is (or is threatened to be) canceled or has coverage reduced in any way because of Tenant's or its employee's acts or omissions, Landlord may terminate this Lease and/or may enter upon the Premises at Tenant's cost and without liability to Tenant, and attempt to remedy such condition. A schedule issued by the organization computing the insurance rate shall be conclusive evidence.

      17. WAIVER OF SUBROGATION. Each party hereby releases and relieves the
          ----------------------
other and waives the right of recovery against the other for loss or damage to property arising out of or incident to perils commonly insured against under all-risk coverage insurance whether due to the negligence of either party, its agents, employees, contractors and/or invitees.

                                                                     GROSS LEASE
                                                                    (CALIFORNIA)

      18. EXEMPTION OF LANDLORD FROM LIABILITY. Except for acts or omissions of
          -------------------------------------
Landlord, Tenant shall defend, indemnify and hold Landlord harmless from and against all costs, expenses, attorneys' fees, liabilities and damages arising out of (a) any breach or default on the part of Tenant in the observance or performance of any of its agreements or obligations under this Lease, and (b) any injury or damage to any person or property occurring in or on the Premises or any other part of the property on which the Premises may be situated, caused by the acts or omissions of Tenant, its agents, employees or contractors.

      All personal property belonging to Tenant or any occupant of the Premises that is in or on any part of the Building of which the Premises may be a part shall be there at the risk of Tenant or of such other person only, and Landlord, its agents and employees shall not be liable for any damage thereto or for the theft or misappropriation thereof unless such damage, theft or misappropriation is a result of the sole negligence of Landlord or Landlord's agents or employees. In addition, in no event shall Landlord be liable for loss of business of Tenant nor salaries paid to Tenant's employees, agents, or contractors, nor for any latent defect in the Premises or in the Building of which the Premises may be a part.

      19. DESTRUCTION. "Destruction" shall mean damage or destruction to the
          ------------
Premises or the Building of which the Premises may be a part, including parking, to the extent that the cost of the repair is greater than 30% of the fair market value thereof immediately prior to such damage or destruction. If at any time during the term of this Lease there is damage to such Building or the Premises, including parking area, whether or not insured (including destruction required by any authorized public authority), which falls into the classification of Destruction, Landlord shall have the right to terminate this Lease by giving Tenant written notice of such election to terminate within thirty (30) days following such Destruction. Upon the giving of such notice, this Lease shall terminate as of the date of such Destruction.

      If at any time during the term of this Lease there is damage which does not fall within the classification of Destruction, such damage shall be repaired by Landlord at Landlord's expense and, in such event, there shall be no abatement of rent.

         20. CONDEMNATION. "Condemnation" shall mean the taking of more than 30%
             -------------
of the rentable space in the Building of which the Premises may be a part or any part of the Premises by a governmental body under condemnation law or similar authority. In the event of condemnation Landlord shall have the right to terminate this Lease by giving Tenant written notice of such election to terminate within thirty (30) days following such Condemnation. Upon the giving of such notice, this Lease shall terminate as of the date of such Condemnation. If there is a lesser taking, then Tenant's rental shall be proportionately reduced to the extent its use of the Building is impaired. Tenant shall have no claim against Landlord and shall not have any claim or rights to any portion of the amount that may be awarded as damages or paid as a result of any such condemnation;

                                                                     GROSS LEASE
                                                                    (CALIFORNIA)
and all rights of Tenant to damages therefor, if any, are hereby assigned by Tenant to Landlord.

      21. ABATEMENT OF RENT; TENANT'S REMEDIES. In the event of damage described
          -------------------------------------
in the "Destruction" and/or "Condemnation" Sections of this Lease, while Landlord repairs or restores the Premises, the rent payable hereunder for the period during which such damage, repair and restoration continues shall be abated in proportion to the degree to which Tenant's use of the Premises is impaired.

      22. SUBORDINATION. This Lease is subject and subordinate to all ground or
          --------------
underlying leases now or hereafter entered into and to all present mortgages affecting the real estate on which the Building of which the Premises may be a part, or such Building, to all renewals and extensions thereof (if any), and to any mortgage or deed of trust which may hereafter be executed affecting the real estate upon which such Building is located, or such Building. Tenant hereby agrees to execute, if the same is required or requested, any and all instruments in writing to subordinate Tenant's rights acquired by this Lease to the lien of any such mortgage, lease, or deed of trust. Tenant hereby appoints Landlord its attorney-in-fact irrevocably to execute, acknowledge, and deliver any such instrument or instruments for Tenant as Landlord may determine necessary to carry out the intent of this Section. Notwithstanding the foregoing, Tenant agrees to attorn to any purchaser at foreclosure sale, to any grantee or transferee designated in any deed given in lieu of foreclosure, or to any mortgagee in possession, and this Lease shall thereafter continue in full force and effect.

      23. ESTOPPEL CERTIFICATE. Tenant shall at any time and from time to time,
          ---------------------
upon not less than five (5) days prior written notice from Landlord, execute, acknowledge, and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the dates to which the rental, the security deposit, if any, and other charges are paid in advance, if any, and acknowledging that, to the best of Tenant's knowledge, there are no uncured defaults on the part of Landlord hereunder and no events or conditions then in existence, which, with the passage of time or notice or both, would constitute a default on the part of Landlord hereunder or specifying such defaults, events, or conditions if any are claimed. It is expressly understood and agreed that any such statement may be relied upon by Landlord or any prospective purchaser or encumbrancer of all or any portion of the Building of which the Premises may be a part or the property upon which it is situated. Tenant's failure to deliver such statement within such time shall constitute a breach and default under this Lease, and shall be conclusive upon Tenant that this Lease is in full force and effect without modifications except as may be represented by Landlord, and that there are no uncured defaults in Landlord's performance.

                                                                     GROSS LEASE
                                                                    (CALIFORNIA)

      24. UTILITIES. Landlord shall pay for all water, gas, heat, light, power,
          ----------
and other utilities and services supplied to the Premises, except telephone which shall be Tenant's responsibility.

      25. REAL PROPERTY TAXES AND PERSONAL PROPERTY TAXES. Landlord shall pay
          ------------------------------------------------
prior to delinquency all real estate taxes assessed against and levied upon the Premises and the real property of which the Premises is a part. Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises.

      26. ASSIGNMENT AND SUBLETTING. Tenant may not assign, sublease, transfer,
          --------------------------
sell, encumber or otherwise convey its interest in this Lease, or any portion thereof, or its interest in the Premises, or any portion thereof, without the prior written consent of Landlord, which consent may be granted or withheld in the sole discretion of Landlord. Any such attempted purported assignment, subletting, transfer, sale, encumbrance or other conveyance obtained without first obtaining such prior written consent shall be void and of no force or effect, and shall not confer any interest or estate in the purported transferee and shall, at Landlord's option, constitute an incurable default under this Lease.

      27. SIGNAGE. Tenant may install exterior building signs if allowed by law
          --------
and in conformance with local sign ordinances after obtaining Landlord's written approval of the drawings. The removal of such signage shall be treated in the same fashion as the removal of Trade Fixtures as set forth in Section 12 of this Lease.

      28. TENANT DEFAULTS AND REMEDIES.
          -----------------------------

      DEFAULTS. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

      a) If Tenant shall fail to make any payment of any rent when due and payable, and such default shall continue for a period of five (5) days; or

      b) (i) If Tenant shall be in default in the performance of any of the other terms, covenants or conditions of this Lease and such default shall not have been remedied within ten (10) days after written notice by Landlord to Tenant specifying such default and requiring it to be remedied; or (ii) where such default reasonably cannot be remedied within such period of ten
(10) days, if Tenant shall not have commenced the remedying thereof within such period of time and shall not be proceeding with due diligence to remedy it; or

      c) If Tenant shall desert or abandon the Premises and such desertion or abandonment shall continue for a period of ten (10) days; or

                                                                     GROSS LEASE
                                                                    (CALIFORNIA)

      d) The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition of reorganization or arrangement under any law relating to bankruptcy unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days; or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where possession is not restored to Tenant within thirty (30) days; or the attachment, execution, or judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days after the levy thereof.

      REMEDIES. Upon the occurrence of an event of default, Landlord, in addition to any other rights or remedies available to Landlord at law or in equity, shall have all of the rights and remedies of a landlord as provided under California law including the right to

      a) terminate this Lease and all rights of Tenant under this Lease by giving Tenant written notice that this Lease is terminated, in which case Landlord may recover from Tenant the aggregate sum of

           (i) the worth at the time of award of any unpaid Rent that had been earned at the time of termination;

           (ii) the worth at the time of award of the amount by which (A) the unpaid Rent that would have been earned after termination until the time of award exceeds (B) the amount of the Rental loss, if any, as Tenant affirmatively proves could have been reasonably avoided;

           (iii) the worth at the time of award of the amount by which (A) the unpaid Rent for the balance of the term after the time of award exceeds (B) the amount of Rental loss, if any, as Tenant affirmatively proves could be reasonably avoided;

           (iv) any other amount necessary to compensate Landlord for all the detriment caused by Tenant's failure to perform Tenant's obligations or that, in the ordinary course of things, would be likely to result from Tenant's failure; and

           (v) all other amounts in addition to or in lieu of those previously set out as may be permitted from time to time by applicable California law.

      As used in clauses (i) and (ii) of subsection (a) of this Section, the "worth at the time of award" is computed by allowing interest at the rate of ten percent (10%) per annum. As used in clause (iii) of subsection (a) of this Section, the "worth at the time of award" is computed by discounting that amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). As used in

                                                                     GROSS LEASE
                                                                    (CALIFORNIA)
this Section, the term "Rent" shall include Base Rent and any other payments required by Tenant under this Lease.

     b) continue this Lease, and from time to time, without terminating this Lease either

        (i) recover all Rent and other amounts payable as they become due or

        (ii) relet the Premises or any part on behalf of Tenant on terms and at the rent that Landlord, in Landlord's sole discretion, may deem advisable, all with the right to make alterations and repairs to the Premises, at Tenant's cost, and apply the proceeds of reletting to the Rent and other amounts payable by Tenant. To the extent that the Rent and other amounts payable by Tenant under this Lease exceed the amount of the proceeds from reletting, the Landlord may recover the excess from Tenant as and when due.

      c) Upon the occurrence of an event of default, Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises. Landlord may store the property removed from the Premises in a public warehouse or elsewhere at the expense and for the account of Tenant.

      d) None of the following remedial actions, alone or in combination, shall be construed as an election by Landlord to terminate this Lease unless Landlord has in fact given Tenant written notice that this Lease is terminated or unless a court of competent jurisdiction decrees termination of this Lease: any act by Landlord to maintain or preserve the Premises; any efforts by Landlord to relet the Premises; any re-entry, repossession, or reletting of the Premises; or any re-entry, repossession, or reletting of the Premises by Landlord pursuant to this Section. If Landlord takes any of the previous remedial actions without terminating this Lease, Landlord may nevertheless at any later time terminate this Lease by written notice to Tenant.

      e) If Landlord relets the Premises, Landlord shall apply the revenue from the reletting as follows: first, to the payment of any indebtedness other than Rent due from Tenant to Landlord; second, to the payment of any cost of reletting, including without limitation finder's fees and leasing commissions; third, to the payment of the cost of any maintenance and repairs to the Premises; and fourth, to the payment of Rent and other amounts due and unpaid under this Lease. Landlord shall hold and apply the residue, if any, to payment of future amounts payable under this Lease as the same may become due, and shall be entitled to retain the eventual balance with no liability to Tenant. If the revenue from reletting during any month, after application pursuant to the previous provisions, is less than the sum of (i) Landlord's expenditures for the Premises, during that month and (ii) the amounts due from Tenant during that month, Tenant shall pay the deficiency to Landlord immediately upon demand.

                                                                     GROSS LEASE
                                                                    (CALIFORNIA)

      f) After the occurrence of an event of default, Landlord, in addition to or in lieu of exercising other remedies, may, but without any obligation to do so, cure the breach underlying the event of default for the account and at the expense of Tenant. However, Landlord must by prior notice first allow Tenant a reasonable opportunity to cure, except in cases of emergency, where Landlord may proceed without prior notice to Tenant. Tenant shall, upon demand, immediately reimburse Landlord for all costs, including costs of settlements, defense, court costs, and attorney fees, that Landlord may incur in the course of any cure.

      g) No security or guaranty for the performance of Tenant's obligations that Landlord may now or later hold shall in any way constitute a bar or defense to any action initiated by Landlord for unlawful detainer or for the recovery of the Premises, for enforcement of any obligation of Tenant, or for the recovery of damages caused by a breach of this Lease by Tenant or by an event of default.

      h) Except where this is inconsistent with or contrary to any provisions of this Lease, no right or remedy conferred upon or reserved to either party is intended to be exclusive of any other right or remedy, or any right or remedy given or now or later existing at law or in equity or by statute.

      29. DEFAULT BY LANDLORD. Landlord shall not be in default unless Landlord
          --------------------
fails to perform obligations required of Landlord within a reasonable time, but in no event earlier than thirty (30) days after written notice by Tenant. If the nature of Landlord's obligation is such that more than thirty (30) days is required for performance then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes same to completion; however, Tenant shall not be entitled to reasonable rental abatement from the date of default.

      30. TERMINATION. Either Landlord or Tenant may terminate this Lease,
          ------------
without penalty, with or without cause upon One-Hundred and Eighty (180) days written Notice to the other party. In addition to all post termination obligations as well as the terms and conditions that survive the termination of this Lease Agreement, both Landlord and Tenant agree to comply with all terms and conditions of this Lease Agreement until the Tenant vacates the premises.

      31. NOTICES. Any notice, demand, consent, payment or communication given
          --------
hereunder shall be in writing and shall be given by personal delivery, by commercial overnight delivery service or by certified mail, postage prepaid, return receipt requested at the following address:

To Landlord:       HFS Incorporated
                   6 Sylvan Way
                   Parsippany, NJ 07054
                   Attention: General Counsel



                                                                     GROSS LEASE
                                                                    (CALIFORNIA)

        If to Tenant: NRT Incorporated
                      6 Sylvan Way
                      Parsippany, NJ 07054
                      Attention: President

      Either Landlord or Tenant may, by like notice at any time and from time to time, designate a different address to which such notice shall be sent. Such notices, requests, consents, payments or communications shall be deemed sufficiently given (a) if personally served, upon such service, (b) if sent by commercial overnight delivery service, upon the next business day following such sending, or (c) if mailed, forty-eight (48) hours following the first attempt of the postal service to deliver same.

      32. Holding Over. If Tenant, with Landlord's consent, remains in
          -------------
possession of the Premises after the expiration of the Term, such occupancy shall be a tenancy from month to month upon all of the provisions of this Lease at 100% of the last-paid monthly rental rate. If Tenant fails to surrender the Premises after expiration or termination of the Lease, Tenant shall indemnify, defend and hold Landlord harmless from all loss or liability, including, without limitation, any loss or liability resulting from any claim against Landlord made by any succeeding tenant founded on or resulting from Tenant's failure to surrender the Premises, and losses to Landlord due to lost opportunities to lease any portion of the Premises to succeeding tenants, together with, in each case, actual attorney's fees and court costs.

      33. ATTORNEYS' FEES. If either party brings an action to enforce the terms
          ----------------
hereof, the prevailing party shall be entitled to receive reasonable attorneys' fees and court costs from the other party.

      34. CONSENTS. Notwithstanding anything contained in this Lease to the
          ---------
contrary, Tenant shall have no claim, and hereby waives the right to any claim against Landlord for money damages by reason of any refusal, withholding or delaying by Landlord of any consent, approval or statement of satisfaction, and in such event, Tenant's only remedies therefor shall be an action for specific performance, injunction or declaratory judgment to enforce any right to such consent, etc.

      35. FORCE MAJEURE. Landlord shall have no liability whatsoever to Tenant
          --------------
on account of (a) the inability or delay of Landlord in fulfilling any of Landlord's obligations under this Lease by reason of war, strike, other labor trouble, governmental controls in connection with a national or other public emergency, or shortages of fuel, supplies or labor resulting therefrom or any other cause, whether similar or dissimilar to the above, beyond Landlord's reasonable control; or (b) any failure or defect in the supply, quantity or character of electricity or water furnished to the Premises, by reason of any requirement, act or omission of the public utility or others furnishing the Premises with electricity or water, or for any reason, whether similar or dissimilar to the above, beyond Landlord's reasonable control. Any time period for performance of an obligation of

                                                                     GROSS LEASE
                                                                    (CALIFORNIA)

Landlord shall be extended by the period of any delay in Landlord's performance caused by any of the events of force majeure described above.

      36. Waiver. No delay or omission in the exercise of any right or remedy of
          -------
Landlord upon any default by Tenant shall impair such right or remedy or be construed as a waiver of such right, remedy or default.

      The receipt and acceptance by Landlord of delinquent rent shall not constitute a waiver of any other default; it shall constitute only a waiver of timely payment for the particular rent payment involved.

      Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant. Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of the Lease.

      37. EXCULPATION. If Landlord or any successor in interest be an
          ------------
individual, corporation, joint venture, tenancy in common, co-partnership, or other unincorporated aggregate of individuals or a mortgagee (all of which are herein referred to individually and collectively as "Landlord"), then anything elsewhere in this Lease to the contrary notwithstanding, Tenant shall look solely to the estate and property of such Landlord in the Building of which the Premises may be a part for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants, or conditions of this Lease to be observed and/or performed by Landlord, and no other property or assets of such Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies.

      38. SEVERABILITY. If any clause or provision of this Lease is or becomes
          -------------
illegal, invalid, or unenforceable because of present or future laws or judicial interpretations, or any rule or regulation of any governmental body or entity, effective during its Term, the intention of the parties hereto is that the remaining parts of this Lease shall not be affected thereby unless such invalidity is, in the sole determination of Landlord, essential to the rights of both parties in which event Landlord has the right to terminate this Lease on written notice to Tenant.

      39. SURRENDER OF THE PREMISE. At the termination of this Lease, Tenant
          -------------------------
shall return the Premises broom-clean and in as good condition as when Tenant took possession, ordinary wear and tear excepted, failing which landlord may restore the Premises to such condition and Tenant shall pay the cost thereof on demand.

      40. BROKERS AND COMMISSIONS. Deleted.
          ------------------------

                                      -14-
                                                                     GROSS LEASE
                                                                    (CALIFORNIA)

      41. MISCELLANEOUS. No act or conduct of Landlord, including, without
          --------------
limitation, the acceptance of keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the Term. Only a written notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of the Lease.

      This Lease may be executed in multiple counterparts, all of which shall constitute one and the same Lease.

      This Lease contains all of the agreements of the parties with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provisions of this Lease may be amended or added to except by an agreement in writing signed by both parties or their respective successors in interest.

      The captions, section numbers and table of contents appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such sections of this Lease nor in any way affect this Lease.

      This Lease, and the rights and obligations of the parties hereto, shall be construed and enforced in accordance with the laws of the State of California.

      Except as otherwise expressly provided herein, the terms and agreements as contained in this Lease shall apply to, run in favor of, and shall be binding upon and inure to the benefit of, the parties hereto, and also their respective heirs, executors, administrators, personal representatives, assigns and successors in interest.

      Nothing herein contained shall be deemed or construed as creating the relationship of principal and agent or of partnership or joint venture between the parties hereto; it being understood and agreed that neither the method of computing rent nor any provision contained herein nor any acts of the parties hereto shall be deemed to create any relationship between the parties other than that of landlord and tenant.

      42. EXAMINATION. The submission of this Lease to Tenant shall be for
          ------------
examination purposes only, and does not and shall not constitute a reservation of or option for Tenant to lease, or otherwise create any interest of Tenant in the Premises or any other premises within the property on which the Premises may be situated. Execution of this Lease by Tenant and its return to Landlord shall not be binding on Landlord notwithstanding any time interval, until Landlord has in fact signed and delivered this Lease to Tenant.

      43. ADDENDUM TO LEASE. The "Addendum to Lease" attached hereto and
          -----------------
executed contemporaneously herewith, containing Section 43, is incorporated herein by reference as though fully set forth.

                                      -15-

                                                                     GROSS LEASE
                                                                    (CALIFORNIA)

     IN WITNESS WHEREOF, the parties have executed this Lease as of the date first written above.


                                           HFS INCORPORATED


                                           By:     /s/ Samuel L. Katz
                                              ---------------------------------
                                                Samuel L. Katz
                                                Sr, V.P. Acquisition    Landlord



                                            NRT INCORPORATED


                                            By:     /s/ Joshua Harris
                                               -------------------------------
                                                Vice President           Tenant


                                     -16-
                                                                    GROSS LEASE
                                                                    (CALIFORNIA)

                                   EXHIBIT A



  1. Landlord, at Landlord's sole cost and expense, shall provide the following:

     a. Janitorial service
     b. Mail services
     c. Building supplies (e.g., cleaning products, paper goods, etc.)
     d. Office supplies
     e. Security
     f. General lobby reception

  2. Landlord shall also be responsible for payment of all other costs related to the building and Premises including, but not limited to the following:

     a. Property tax
     b. Property insurance
     c. Maintenance and repairs of building and Premises

                             Exhibit A
                                                                     GROSS LEASE
                                                                    (CALIFORNIA)

                               ADDENDUM TO LEASE
                               -----------------

      THIS ADDENDUM is to that certain lease ("Lease") dated, for reference purposes only, May 7, 1997 by and between HFS Incorporated, a Delaware corporation, ("Landlord") and NRT Incorporated, a Delaware corporation, ("Tenant"), is executed contemporaneously therewith, is to be deemed a part thereof and incorporated therein.

      43. ADJUSTMENT OF PREMISES. Landlord acknowledges that in order to suit
          -----------------------
its business purpose, Tenant's space requirements may vary from time to time and Tenant shall be allowed to reduce or increase the square footage of the Premises as needed and as space becomes available. Tenant shall give
Landlord sixty (60) days notice of its intent to adjust the size of or reallocate the space in the Premises. Said adjustments and/or reallocations shall be accomplished pursuant to an amendment to the Lease and the rental amount due shall be amended accordingly.

      IN WITNESS WHEREOF, the parties have executed this Addendum to Lease contemporaneously with the Lease to which it is attached.


                                        HFS INCORPORATED


                                        By:  /s/  Samuel L. Katz
                                           ------------------------------------
                                           Samuel L. Katz
                                           Sr. V.P. Acquisitions
                                                                        Landlord


                                        NRT INCORPORATED


                                        By:  /s/  Joshua Harris
                                           ------------------------------------
                                           Vice President
                                                                          Tenant

                                     - 1 -